THE NATIONAL SECURITY GROUP, INC.
                              661 EAST DAVIS STREET
                               ELBA, ALABAMA 36323


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                   MAY 14,1998

     Notice is hereby given of the Annual Meeting of Stockholders of The National Security Group, Inc., a Delaware corporation (the "Company"), to be held at the principal executive offices of the Company in Elba, Alabama, on Thursday, May 14, 1998 at 10:00 a.m. (Central Time) for the following purposes:

  1.To elect four (4) members to the Board of Directors to serve for three year terms and until their successors are duly elected and qualified;

  2.To  transact  such other  business  as may  property  come before the Annual
    Meeting or any adjournment thereof.

     Only Stockholders of record at the close of business on April 14, 1998 shall be entitled to notice of and to vote at the Annual Meeting. Stockholders are cordially invited to attend the Annual Meeting in person.

                                                   BY ORDER OF THE BOARD OF
                                                           DIRECTORS

                                                          \s\ Bette Ham
                                                       ----------------------
                                                               Bette Ham
                                                               Secretary













Elba, Alabama
April 14,1998

                        THE NATIONAL SECURITY GROUP, INC.
                              661 East Davis Street
                               Elba, Alabama 36323


                                 PROXY STATEMENT


     This document, which constitutes a Proxy Statement for The National Security Group, Inc., (the "Company") is being furnished to the holders of the common stock of the Company in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Stockholders of the Company to be held at 10:00 a.m. (Central Time) on May 14, 1998 at the principal executive offices of the Company (the "Annual Meeting"). At the Annual Meeting, the Company's stockholders will vote to elect four directors to serve for three year terms and until their successors are duly elected and qualified.

     All costs in connection with the solicitation of the enclosed proxy will be paid by the Company.

     The date of this Proxy Statement is April 14, 1998.

                                     GENERAL

     This Proxy Statement is being mailed to holders of the Company Common Stock on or about April 14, 1998, in connection with the solicitation by the Board of Directors of the Company of proxies to be used at the Annual Meeting to be held at the Company's principal executive offices, 661 East Davis Street, Elba, Alabama 36323, on Thursday, May 14, 1998, at 10:00 a.m. (Central Time).

     At the Annual Meeting, the stockholders of the Company will elect four directors to serve for three year terms. If the enclosed proxy is properly signed and returned, your shares will be voted on all matters that properly come before the Annual Meeting for a vote. If instructions are specified in your signed proxy with respect to matters being voted upon, your shares will be voted in accordance with your instructions. If no instructions are so specified, your shares will be voted "FOR" the election of the persons nominated as directors in the proxy statement. So far as is now known, there is no business to be acted upon at the Annual Meeting other than as set forth above, and it is not anticipated that other matters will be brought before the Annual Meeting. If, however, other appropriate matters are duly brought before the Annual Meeting, the persons appointed as proxy agents will have discretion to vote or act thereon according to their own judgement. A proxy may be revoked if written notice of such revocation is received by Mrs. Bette Ham, Secretary, The National Security Group, Inc., 661 East Davis Street, Elba, Alabama 36323, at any time before the taking of the vote at the Annual Meeting.

     Whether or not you attend the Annual Meeting, your vote is important. Accordingly, you are asked to sign and return the accompanying proxy, regardless of the number of shares you own. Shares can be voted at the Annual Meeting only if the holder is present or represented by proxy. The Board of Directors has fixed the close of business on April 14, 1998, as the record date for the determination of stockholders who are entitled to notice of, and to vote at the Annual Meeting and any adjournments thereof. On the record date, the Company had outstanding 2,312,820 shares of Company Stock, the holders of which are entitled to one vote per share. No shares of any other class of Company stock are issued or outstanding.

     A proxy may be revoked at any time prior to its exercise (i) by filing with the Secretary of the Company either an instrument revoking the proxy or a duly executed proxy bearing a later date or (ii) by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting by itself will not revoke a proxy. Shares of Common Stock represented by a properly executed and returned proxy will be treated as present at the Annual Meeting for purposes of determining a quorum without regard to whether the proxy is marked as casting a vote for or against or abstaining with respect to a particular matter. In addition, shares of Common Stock represented by "broker non-votes" (i.e., shares of Common Stock held in record name by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote, (ii) the broker or nominee does not have discretionary voting power or (iii) the record holder has indicated that it does not have authority to vote such shares on the matter) generally will be treated as present for the purposes of determining a quorum. The affirmative vote of the holders of a majority of the outstanding shares of Common Stock of the Company present in person or represented by proxy at the Annual Meeting and entitled to vote thereon is required for the election of the nominees to the Board of Directors. With respect to this matter, an abstention will have the same effect as a negative vote, but because shares held by brokers will not be considered entitled to vote on matters as to which brokers would hold authority, a broker non-vote will have no effect on the vote.

                              ELECTION OF DIRECTORS

     The Bylaws of the Company provide that the Board of Directors shall be divided into three classes as nearly equal in number as possible. The term of each director is three years and the terms are staggered to provide for the election of one class of directors each year. Four directors will be elected at the Annual Meeting. Lewis Avinger, Carolyn Brunson, Craig S. Pittman, and James
B. Saxon (the "Nominees") have been nominated by the Board of Directors for election to serve for a term of three years. All of the nominees are currently serving as directors of the Company.

     The persons named in the enclosed proxy intend to vote "FOR" the election of the Nominees unless the proxy is marked to indicate that such authorization is expressly withheld. Should any of the Nominees be unable to accept nomination or election (which the Board of Directors does not expect) or should any other vacancy have occurred in the Board, it is the intention of the persons named in the enclosed proxy to vote for the election of the person or persons whom the Board of Directors recommends.

     The following tables set forth the names and certain information concerning the Nominees and each other director who will continue to serve (the "Continuing Directors") as a director of the Company after the Annual Meeting:

                                    NOMINEES

                    Positions Held        Age at           Director
     Name           with the Company    Dec.31,1997         Since*

Lewis Avinger       Director                75               1984
Carolyn Brunson     Director                70               1978
Craig S. Pittman    Director                41               1992
James B. Saxon      Director                63               1982


         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE
                  ELECTION OF THE ABOVE NOMINEES AS DIRECTORS.

                              Continuing Directors

                       Age at              Director                 End of
     Name            Dec.31,1997            Since*                Present Term

Winfield Baird         65                   1964                      1999

Jerry B. Brunson       63                   1979                      1999

J. R. Brunson          69                   1962                      2000

Fred D. Clark, Jr.     37                   1996                      1999

D. M. English          79                   1947                      2000

M.L. Murdock           55                   1976                      1999

Walter P. Wilkerson    50                   1984                      2000

     *In 1990 National Security Insurance Company was reorganized as a holding company system pursuant to a plan of exchange whereby The National Security Group, Inc., (the "Company"),became the holding company for National Security Insurance Company (the"Life Company"), and its prior subsidiaries, National Security Fire & Casualty Company (the "Casualty Company"), and NATSCO, Inc., ("NATSCO"). References to tenure with the Company (in the above table and in the following biographical section) include the individual's tenure with the Life Company prior to the reorganization.

                            BIOGRAPHICAL INFORMATION

     The business experience of each of the Nominees and Continuing Directors is set forth below.

     Nominees

     LEWIS AVINGER is a retired Savings and Loan executive from Montgomery, Alabama.

     CAROLYN BRUNSON presently serves as the Managing Partner of Brunson Properties (formerly the W.L. Brunson Estate), a family partnership engaged in investments.

     CRAIG PITTMAN is an attorney and Managing Partner in the firm of Pittman, Pittman & Carwie, Mobile, Alabama.

     JAMES B. SAXON is a retired executive of Anderson Products, Square D Company, Leeds, Alabama.

Continuing Directors

     WINFIELD BAIRD is currently the President and a director of Investment Counselors of Alabama, Inc., of Birmingham, Alabama.

     JERRY B. BRUNSON is the retired immediate Past President of First Federal Bank of Enterprise, Alabama. Since 1987 he has served as Vice Chairman of the Company. Mr. Brunson is also a director of the Life Company, Omega One Insurance Company, NASCO, Colonial Bank (Enterprise, Alabama branch) and the Enterprise State Junior College Foundation.

     J. R. BRUNSON has served as President and Chief Executive Officer of the Company and its subsidiaries since 1978. He previously held the position of Senior Vice President. He joined the Company in 1953. Mr. Brunson is also a director of the Life Company, the Casualty Company, Omega One Insurance Company, Inc., NATSCO, Inc., and NASCO, and serves on the Board of Trustees of the University of South Alabama.

     FRED CLARK, JR., is currently President of Alabama Rural Electric Association of Cooperatives, Montgomery, Alabama. Prior to his present affiliation he was State Director for U.S. Senator Richard Shelby, Legislative Representative for National Rural Electric Cooperative Association, and Legislative Assistant to U.S. Senator Howell Heflin.

     D. M. ENGLISH is a retired urban renewal administrator. He became a director of the Company upon its founding in 1947 and currently serves as its Chairman of the Board. He has held that position since 1987. Mr. English is also a director of the Casualty Company, Omega One Insurance Company, Inc., and NASCO.

     M.L. MURDOCK, C.P.A., has served as Senior Vice President, Chief Financial Officer and Treasurer of the Company since 1982. Prior to that time he served as Vice President and Controller of the Company. He initially joined the Company in 1970. Mr. Murdock is also a director of the Life Company, Omega One Insurance Company, Inc., NASCO, and NATSCO, Inc.

     WALTER R WILKERSON is a certified public accountant and partner in the firm Barr, Brunson, Wilkerson & Bowden in Enterprise, Alabama.

                          BOARD COMMITTEES AND MEETINGS

     During the last full fiscal year the Board of Directors of the Company held four regularly scheduled and special meetings. All directors attended at least 75% of the meetings of the Board of Directors and the committees on which they served during fiscal year 1997.

     Compensation Committee. The Compensation Committee, whose members have been appointed annually by the Board of Directors, is currently composed of Lewis Avinger, Winfield Baird and Jerry B. Brunson. The Committee is responsible for recommending officers, the salaries of officers, directors fees and officer bonuses to the Board of Directors for full consideration. The Compensation Committee met once in fiscal year 1997.

     Audit Committee. The Audit Committee is comprised of Fred D. Clark, Jr., Carolyn E. Brunson, Lewis Avinger and Walter P. Wilkerson. The principal functions of the Audit Committee include making recommendations to the Board of Directors concerning the selection of independent auditors, approval of proposed independent audit fees, review of internal, independent, and regulatory audit results, review of proposed corrective actions and results thereof with senior management, review and approval of internal audit functions and controls and obtaining assurances of regulatory compliance from independent auditors. The Audit Committee met once in fiscal year 1997.

     Nominating Committee. The Nominating Committee is comprised of Winfield Baird, Jerry B. Brunson and M.L. Murdock. This committee is responsible for the nomination of directors. No procedure has been established by the committee for considering nominations by the stockholders. The Nominating Committee met once in fiscal year 1997.
                             DIRECTORS' REMUNERATION

     Remuneration of directors is adjusted annually. Directors are currently paid an annual fee of $3,300 ($4,622 for the Chairman), plus $635 per meeting attended and mileage reimbursement of $.31 per mile. In addition, directors receive $250 per year for each Board committee on which he or she serves, the total not to exceed $500.

     The Company has established an "Unfunded Plan of Deferred Compensation" which allows Directors to defer fees otherwise payable to them for attending Board meetings or serving on committees. Participating directors may, at their option, elect to have the deferred fees credited to either a cash account, which accrues interest quarterly at a prime interest rate, or to a stock account, under which such deferred amounts are treated as if they had been invested in shares of the Company's common stock. Stock accounts may only be distributed in their equivalent value in cash. All accounts under the plan are unfunded and do not represent claims against specific assets of the Company.

          STOCK OWNERSHIP OF DIRECTORS, NOMINEES AND EXECUTIVE OFFICERS

     The following table sets forth information as of March 1, 1998, as to the number of shares of Company Common Stock beneficially owned' by (a) each of the Company's directors, (b) the nominees for director and (c) the directors and executive officers of the Company as a group.

                           SHARES OF
                          COMMON STOCK
                          BENEFICIALLY               PERCENT OF
     NAMES                   OWNED 1                COMMON STOCK

Lewis Avinger                        1,000              .04%

Carolyn E. Brunson                 319,926 2          13.83%

James B. Saxon                      19,260              .83%

Winfield Baird                      98,258             4.25%

Jerry B. Brunson                    62,442             2.70%

M.L. Murdock                         1,200              .05%

J. R. Brunson                      110,255             4.76%

D. M. English                      104,122             4.50%

Walter P. Wilkerson                  5,695              .24%

Craig Pittman                       22,249              .96%

Fred Clark, Jr.                      1,000              .04%

Directors and Officers
(as a group, 14 persons
including persons named            764,144            33.04%
above)

Other closely held stock (as a group, numbering 32 including immediate family members of some directors, emeritus directors, affiliated entities, and employee
retirement plan)                   696,685            30.12%

     1 For purposes of this table, an individual is considered to "beneficially own" any shares of the Company if he or she directly or indirectly has or shares
(i) voting power, which includes power to vote or direct voting of the shares; or (ii) investment power, which includes the power to dispose or direct the disposition of the shares. All amounts include stock held in a spouse's name.

     2 Includes stock held in Brunson Properties, a partnership (W.L. Brunson Estate), Carolyn E. Brunson and William L. Brunson, Jr., Managing Partners.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The family relationships, not more remote than first cousin, which exist among the directors and nominees are as follows:

     Mr. J. R. Brunson, and Mr. Jerry B. Brunson are brothers. Mrs. Carolyn Brunson is the widow of their deceased brother, and mother of William L. Brunson, Jr., Assistant Vice President and Assistant Secretary of the Company and President of the Life Company. Mr. D. M. English and Mr. James B. Saxon are their first cousins as well as first cousins of one another. Mr. J. R. Brunson is the father of Jack E. Brunson, President of the Casualty Company. Mr. Craig Pittman is the nephew of Mr. J. R. Brunson and Mr. Jerry B. Brunson. Mr. Pittman is a partner in Pittman, Pittman & Carwie, Attorneys at Law, which firm provided legal services to a subsidiary of the Company during 1997. See also the discussion under the heading "Compensation Committee Interlocks and Insider Participation."

                             EXECUTIVE COMPENSATION

     The following table sets forth the remuneration paid by the Company and its subsidiaries during the fiscal year ended December 31, 1997, to each of its executive officers whose annual compensation exceeds $1,000,000.

                           SUMMARY COMPENSATION TABLE

                                                                                Long        Term      Compensation
                                                                              ------------------------------------
                                     Annual       Compensation                 Awards                    Payouts
                                    -------------------------------------
(a)                            (b)       (c)            (d)          (e)         (f)         (g)           (h)            (i)
                                                                    Other
Name                                                               Annual    Restricted                                All Other
and                                                                 Compe       Stock                     LTIP          Compen-
Principal                                                            n-       Award (s)    Options       Payout         sation
Position                     Year    Salary ($)      Bonus ($)     sation        ($)        SARs           ($)           ($)*
                                                                     ($)

J.  R, Brunson
President & CEO              1997     $158,543          $0          - 0 -       - 0 -       - 0 -         - 0 -         $16,187
                             1996     $152,645          $0          - 0 -       - 0 -       - 0 -         - 0 -         $15,419
                             1995     $147,939        $40,360       - 0 -       - 0 -       - 0 -         - 0 -         $16,000

M.  L.  Murdock
Sr.  Vice President          1997     $104,740          $0          - 0 -       - 0 -       - 0 -         - 0 -         $11,930
                             1996     $100,547          $0          - 0 -       - 0 -       - 0 -         - 0 -         $11,537
                             1995     $ 96,633        $26,457       - 0 -       - 0 -       - 0 -         - 0 -         $12,378

     *"All other Compensation" includes the following for J. R. Brunson for the years 1997, 1996, and 1995, respectively: Contributions to the 401 (K) Retirement Plan of $7,929, $7,500, and $8,250; Dollar value of benefit for term life insurance of $1,970, $1,779, and $1,61 0; and Deferred Directors Fees of $6,290, $6,140, and $6,140. For Mr. Murdock, the totals for the years 1997, 1996, and 1995 are 401(K) contributions of $5,237, $5,027, $6,149, life insurance benefit of $403, $370 and $339, and Deterred Directors Fees of $6,290, $6,140 and $5,890.

                        REPORT OF COMPENSATION COMMITTEE

     The Compensation Committee of the Board of Directors is currently composed of Lewis Avinger, Jerry B. Brunson, and Winfield M. Baird, all of whom are outside directors of the Company. (Mr. Jerry B. Brunson serves as Vice-Chairman of the Board of Directors, which is a non-executive position). The Committee is responsible for recommending officers, the salaries of officers, directors' fees, and officer bonuses to the Board of Directors for full consideration. The committee members receive director fees as described in this Proxy Statement and do not receive any other compensation from the Company. The Compensation Committee has provided the following report:

     The objective of the Company's executive compensation policy is to attract and retain quality talent, which is critical to the success of the Company, and to maintain an appropriate relationship between executive pay and Company performance. The Company's compensation policy is relatively simple, utilizing annual base salaries and bonuses based upon Company performance. The system provides for moderate base salaries, but offers opportunities for executives and supervisors to earn incentive compensation based on Company results. The Company does not utilize stock options, rights, or other forms of long - term incentives in its compensation scheme. Compensation has been and will continue to be tax deductible. No executive officer will earn in excess of $ 1,000,000.

     Executive salary levels within the Company reflect a number of factors including the size and location of the Company, and the length of service of the executives. Bonuses are discretionary with the Board, and require as a precondition that Company results for a given year reach a threshold level of return on shareholders' equity. The threshold is determined by the Executive Committee and takes into consideration a number of factors including current financial markets and historic patterns of Company operations.

     The base salary of the Company's President and Chief Executive Officer, Mr.
J. R. Brunson, results from a base amount set many years ago and has been adjusted for annual raises. Mr. Brunson has served as President since 1978 and has been employed by the Company since 1953. The 1997 base salary reflects a 3.8% raise over the 1996 base amount. Bonuses awarded in a given year are based on the previous years results. There were no bonuses awarded in 1997 to the Company's President, Sr. Vice-President M.L. Murdock, or other executive officers and supervisors, due to performance thresholds not being met in 1996. 1997 results were improved, and it is anticipated that moderate bonuses in the 3% range will be awarded to the Company's executive officers and supervisory personnel. Mr. Brunson and Mr. Murdock were the only executive officers of the Company whose annual compensation exceeded $100,000 in 1997.

     Contributions to executive officers under the Company's 401(K) Retirement Plan are made on the same basis as are contributions to all other participants in the Plan.

     The Committee does not anticipate any significant changes in the Company's executive compensation during 1998. There are no plans to integrate options, rights or other forms of long-term incentives. The Company does not provide for long-term employment contracts or severance agreements. Bonuses will continue to be performance- based. The Committee believes that the Company's salary and incentive compensation programs are competitive and appropriate for National Security.

     Lewis Avinger
     Jerry B. Brunson
     Winfield Baird

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Compensation Committee of the Board of Directors is currently comprised of Lewis Avinger, Winfield Baird, and Jerry B. Brunson. Mr. Avinger and Mr. Baird are outside directors. Mr. Brunson serves as Vice - Chairman of the Board of Directors, which is a non-executive position. The Committee members receive director fees as described in this Proxy Statement and do not receive any other compensation from the Company. During 1997 Mr. Avinger received director compensation of $6,290.00; Mr. Baird's director compensation in the amount of $6,290.00 was deferred; and Mr. Brunson's director compensation in the amount of $6,290.00 was deferred.

                                EMPLOYEE BENEFITS
     401 (K) Plan
     The Company contributes an amount equal to twice the employees' salary deferral amounts, not exceeding 5% of total compensation of all eligible employees, to a Retirement Savings Plan established under ss.401 K of the Internal Revenue Service Code of 1986 (the "Company 401 (K) Plan"). All full - time employees who have completed 1,000 hours of service on either January 1 or July 1 are eligible to participate. The Company contributions are annually allocated among the participants' plan accounts based on compensation received during the year for which contribution is made. Amounts allocated vest as scheduled in the Company 401 (K) Plan. Benefits are generally payable only upon termination, retirement, disability or death.

COMPANY PERFORMANCE

     The following graph shows a five year comparison of cumulative returns for the Company, the NASDAQ STOCK MARKET INDEX (U.S.) and the NASDAQ Insurance Stocks Index. The cumulative total return is based on change in the year - end stock price plus reinvested dividends for each of the periods shown.

                 COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN

                                             NASDAQ            NASDAQ
 Measurement period                          STOCK MARKET       INSURANCE
(Fiscal year Covered)   NATIONAL SECURITY   (U.S.) INDEX       STOCK INDEX

            1992               100.00            100.00            100.00
            1993               129.49            114.80            106.96
            1994               130.53            112.21            100.68
            1995               105.84            158.70            143.01
            1996               113.57            195.19            163.03
            1997               164.62            239.53            239.18


                  STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following table sets forth those persons who beneficially owned, as of March 1, 1998, five percent or more of the Company Common Stock. Unless otherwise noted, each beneficial owner has sole voting and investment powers.

                                                 Amount and Nature
                                                  of Beneficial       Percentage
                                                 Ownership of              of
Name and Address                                Company Common Stock     Class

Brunson Properties, a partnership                         302,547          13%
     (W.L. Brunson Estate)
     Elba, Alabama 36323

SunTrust Bank as Trustee,                                 233,938          10%
National Security Retirement Savings Plan,
Chattanooga, TN 37402

Franklin Resources, Inc.                                  232,907          10%
777 Mariners Island Blvd.
San Mateo, CA 94403

                             INDEPENDENT ACCOUNTANTS

     The firm of Dudley, Hopton-Jones, Sims & Freeman, certified public accountants, is the independent accountant for the Company and its subsidiaries and has performed the audit function for the year ending December 31, 1997. The independent accountant is appointed by the Board of Directors after receiving the recommendation of the Audit Committee. Such appointment is customarily made in July of each year. Consequently, the independent accountant for the fiscal year ending December 31, 1998 has not yet been appointed. No plans have been made for a representative of Dudley, Hopton-Jones, Sims & Freeman to be present at the Annual Meeting.

                     DIRECTOR AND OFFICER SECURITIES REPORTS

     The Federal Securities laws require the Company's directors and executive officers to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of the Company's common stock. To the best of the Company's knowledge, all persons subject to these reporting requirements filed the required reports on a timely basis.

                             STOCKHOLDERS' PROPOSALS

     In order for a proposal by a stockholder of the Company to be eligible to be included in the proxy state ment and proxy form for the Annual Stockholders' Meeting to be held in 1999, the proposal must be received by the Company at its headquarters, 661 E. Davis Street, Elba, Alabama 36323, on or before January 14, 1999. The Board of Directors will review any stockholder proposals that are filed to determine whether such proposals meet applicable criteria for inclusion in the 1999 Proxy Statement for consideration at the 1999 Annual Meeting.

                          TRANSFER AGENT AND REGISTRAR

     The Company is the  Transfer  Agent and  Registrar  for the Company  Common
Stock.

                     ANNUAL REPORTS AND FINANCIAL STATEMENT

     A copy of the Company's Annual Report to Stockholders for the fiscal year ended December 31, 1997 accompanies this Proxy Statement. Additional copies of the Company's Annual Report to Stockholders, and/or a copy of the Company's annual report on Form 10-K filed with the Securities and Exchange Commission may be obtained by written request to the Chief Financial Officer of the Company at the address indicated above.

                                  OTHER MATTERS

     The Board of Directors of the Company does not know any other matters to be brought before the meeting. If any other matters, not now known, property come before the Meeting or any adjournments thereof, the persons named in the enclosed proxy, or their substitutes, will vote the proxy in accordance with their judgement in such matters.


Date: April 14, 1998


                                             THE NATIONAL SECURITY
                                                 GROUP, INC.
                                                J. R. Brunson
                                                  President

                        THE NATIONAL SECURITY GROUP, INC
PROXY                 MAY 14, 1998 ANNUAL MEETING OF SHAREHOLDERS         PROXY

     The undersigned hereby appoints J.R. Brunson, and Bette Ham, or either of them, as Proxies, each with power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated hereon, and in their discretion with respect to any other business properly brought before the meeting, all the shares of stock of The National Security Group, Inc., which the undersigned is entitled to vote at the annual meeting of shareholders to be held on May 14, 1998 or any adjournment thereof.
     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is made, the Proxy will be voted "FOR" the election of all nominees for the directors and the proposals on the reverse side hereof.

                                 Signature
                                           ---------------------------
                                 Date
                                           ---------------------------
                                 Signature
                                           ---------------------------
                                 Date
                                           ---------------------------

     Please sign, date and return this proxy in the enclosed postage paid envelope. (Please sign exactly as your name appears above. If shares are held jointly, each shareholder should sign. If signing as attorney, executor, administrator, trustee, or guardian, please give full title)

1. The election as directors of the FOUR nominees listed below to serve for 3-year terms expiring in 2001.

   --  For all nominees listed below (except as marked to the contrary below)

   --  Withhold authority to vote for all nominees listed below

INSTRUCTION: To withhold authority to vote for any individual nominee, strike through the nominee's name on the list below:

LEWIS AVINGER     CAROLYN BRUNSON    CRAIG S. PITTMAN    JAMES B. SAXON

2. In their discretion on such other business as may properly be brought before the meeting or any adjournment thereof.

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